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                                                                  Exhibit 10.14


                             [ELLIOTT LETTERHEAD]


                                                               November 30, 1997


SOLID STATE GEOPHYSICAL INC.
SOLID STATE GEOPHYSICAL CORP.
7309 Flint Road, S.E.
Calgary, Alberta T2H 1G3

Attention:  Mitchell Peters, President

                  RE:   NOTE EXTENSION
                        --------------

Dear Mitch:

         We refer to the six (6) Promissory Notes dated February 10, 1997, February 19, 1997, July 2, 1997, July 22, 1997, September 4, 1997 and October 17, 1997, executed by Solid State Geophysical Corp., in the aggregate amount of U.S. $12,500,000, payable to Elliott Associates, L.P. ("Elliott") on November 30, 1997 (collectively, the "Notes").

         Elliott hereby agrees to extend the Maturity Date under each of the Notes to January 15, 1998.

         Elliott reserves all of its other rights and remedies and nothing contained herein shall constitute a waiver or modification of any of Elliott's other rights under the Notes, the October 16, 1996 Loan Agreement, the Guaranty of Solid State Geophysical Inc. or any related documents or agreement.

                                       Very truly yours,

                                       ELLIOTT ASSOCIATES, L.P.


                                       By:  /s/ Jon Pollock
                                            -------------------------------
                                                Name:  Jon Pollock
                                                Title: Portfolio Manager
ACCEPTED:

SOLID STATE GEOPHYSICAL INC.

By: /s/ M.L. Peters
    ----------------------------------
        Name:  M.L. Peters
        Title: President & CEO

SOLID STATE GEOPHYSICAL CORP.

By: /s/ M.L. Peters
    ----------------------------------
        Name:  M.L. Peters
        Title: President